Delta Natural Gas Company, Inc.
                               3617 Lexington Road
                           Winchester, Kentucky 40391


                 Notice To Common Shareholders Of Annual Meeting
                          To Be Held November 16, 2006



It is our pleasure to invite you to attend the Annual Meeting of Shareholders of Delta Natural Gas Company, Inc. that will be held at the principal office of the Company, 3617 Lexington Road, Winchester, Kentucky, on Thursday, November 16, 2006 at 10:00 a.m. for the purposes of:

     (1)  Electing two Directors for three year terms expiring in 2009;

     (2) Considering an amendment to the Articles of Incorporation increasing Delta's authorized common stock to 20,000,000 shares; and

     (3)  Acting on such other business as may properly come before the meeting.

Holders of Common Stock of record at the close of business on October 2, 2006 will be entitled to vote at the meeting. If you plan to attend, please contact us as that will assist us in our planning. You can do this by calling Emily P. Bennett at 1-800-676-1933, extension 116, or by e-mail to ebennett@deltagas.com.


/s/Glenn R. Jennings

Glenn R. Jennings

Chairman of the Board,
President and Chief Executive Officer

Winchester, Kentucky
October 9, 2006


--------------------------------------------------------------------------------
To ensure proper representation at the meeting at a minimum of expense, it will be very helpful if you fill out, sign and return the enclosed proxy promptly.
--------------------------------------------------------------------------------

                                 Proxy Statement

                         Delta Natural Gas Company, Inc.
                               3617 Lexington Road
                           Winchester, Kentucky 40391

                          Information Concerning Proxy


This solicitation of proxies is made by Delta Natural Gas Company, Inc. ("Delta" or "the Company"), upon the authority of Delta's Board of Directors, and the costs associated with this solicitation will be borne by Delta. Management intends to use the mails to solicit all Shareholders and intends first to send this proxy statement and the accompanying form of proxy to Shareholders on or about October 9, 2006. Delta will provide copies of this proxy statement, the accompanying proxy and the Annual Report to brokers, dealers, banks and voting trustees and their nominees for mailing to beneficial owners and upon request therefor will reimburse such record holders for their reasonable expenses in forwarding solicitation materials. In addition to using the mails, proxies may be solicited by directors, officers and regular employees of Delta in person or by telephone, but without extra compensation. Computershare Investor Services, LLC, as part of its duties as registrar and transfer agent, mails Delta's proxy solicitation materials to shareholders. Fees for this service are included in the annual fee paid by Delta to Computershare for its services as registrar and transfer agent.

You may revoke your proxy at any time before it is exercised by giving notice to Mr. John F. Hall, Vice President - Finance, Secretary and Treasurer of Delta.


                                   Proposal 1

                              Election of Directors

Delta's Board of Directors is classified into three classes, with terms expiring in either 2006, 2007 or 2008. The terms of four Directors, Jane H. Green, Michael J. Kistner, Harrison D. Peet and Michael R. Whitley are scheduled to end in 2006. Michael J. Kistner and Michael R. Whitley are nominated to continue as Directors for a three-year term ending in 2009. The Board adopted a policy in February, 2006 that no individual shall be nominated to the Board of Directors after the calendar year in which they attain the age of 72, thus, Jane H. Green and Harrison D. Peet were not nominated to continue as Directors.

If the enclosed proxy is duly executed and received in time for the meeting, and if no contrary specification is made as provided therein, the shares represented by this proxy will be voted for Michael J. Kistner and Michael R. Whitley as Directors of Delta. If one of them should refuse or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace them as a Nominee. Management presently has no knowledge that any of the Nominees will refuse or be unable to serve.

The names of Directors and Nominees and certain information about them are set forth below. Delta's Board has determined that, except for Mr. Jennings, all Directors are "independent", as defined in Rule 4200 of the listing standards for the NASDAQ Global Market.

                                 Additional Business
Name, Age and Position            Experience During            Period of Service
      Held With Delta              Last Five Years (1)              As Director

Donald R. Crowe (2) - 72         Retired Senior Analyst         1966 to present
Director                         Department of Insurance
                                 Commonwealth of Kentucky
                                 Lexington, Kentucky

Lanny D. Greer (2) - 55          Chairman of the Board          2000 to present
Director                         and President
                                 First National Financial
                                 Corporation and First
                                 National Bank
                                 (commercial banking)
                                 Manchester, Kentucky

Billy Joe Hall (2) - 69          Investment Broker              1978 to present
Director                         LPL Financial Services
                                 (general brokerage
                                 services)
                                 Mount Sterling, Kentucky

Glenn R. Jennings (3) - 57       Chairman of the Board,         1984 to present
Chairman of the Board,           President and Chief
President and Chief              Executive Officer
Executive Officer                of Delta's subsidiaries

Michael J. Kistner (4) - 63      Consultant                     2002 to present
Director                         MJK Consulting
                                 (financial consulting)
                                 Pewee Valley, Kentucky

                                  Additional Business
   Name, Age and Position          Experience During           Period of Service
         Held With Delta            Last Five Years (4)             As Director


   Lewis N. Melton  (3) - 66       Professional Engineer        1999 to present
   Director                        Vaughn & Melton, Inc.
                                   (consulting engineering)
                                   Middlesboro, Kentucky


   Arthur E. Walker, Jr. (3) - 61  President                    1981 to present
   Director                        The Walker Company
                                   (general and highway
                                   construction)
                                   Mount Sterling, Kentucky

   Michael R. Whitley (4) - 63     Retired Vice-Chairman,       2000 to present
   Director                        President and Chief
                                   Operating Officer
                                   LG&E Energy Corp.
                                   (diversified utility)
                                    Louisville, Kentucky


(1) Except for Delta's subsidiaries, none of the organizations or companies listed in this column is a parent, subsidiary or affiliate of Delta.

(2)  Term expires on date of Annual Meeting of Shareholders in 2007.

(3)  Term expires on date of Annual Meeting of Shareholders in 2008.

(4)  Term expires November 16, 2006.

                          Committees and Board Meetings

Audit Committee

Delta has a separately designated standing Audit Committee established in accordance with Section 3(a)(5)(A) of the Securities Exchange Act of 1934. The Audit Committee is comprised of Messrs. Crowe, Greer, Hall, Kistner (Chairman) and Whitley. The Committee met four times during fiscal 2006. Delta's Board of Directors has adopted a written audit charter for the Audit Committee. A current copy of the Committee's charter is attached as Appendix B to this proxy statement and is available on our website at www.deltagas.com. Under the terms of the audit charter, the Committee is directly responsible for the appointment, compensation and oversight of the work of Delta's independent auditors. The audit charter also empowers the Committee to review audit results and financial statements, review the system of internal control and make reports and recommendations to the Board. The Committee is in compliance with its written charter.

The Audit Committee is composed entirely of Directors who are (1) able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, and (2) "independent" as defined by applicable listing standards of the NASDAQ Global Market. Delta's Board of Directors has determined that Michael J. Kistner is the "audit committee financial expert", as defined by Securities and Exchange Commission regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Kistner is "independent", as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.

Corporate Governance and Compensation Committee

Delta has a standing Corporate Governance and Compensation Committee comprised of Messrs. Kistner, Melton (Chairman), Walker and Whitley. The Committee, which met three times during fiscal 2006, operates under a charter that empowers the Committee to make recommendations to the Board as to the compensation of the Board and Officers and any other personnel matters. See "Corporate Governance and Compensation Committee Report on Executive Compensation".

Under the terms of its charter, the Committee also is charged with the responsibility to identify and recommend to the Board individuals who would make suitable Directors. In identifying and recommending candidates for the Board, the Committee is obliged to give due consideration to the intelligence, integrity, education and business experience of potential board candidates and the amount of time such candidate can reasonably be expected to devote to Board responsibilities. The Committee's recommendations are to be consistent with maintaining a high quality, diverse and actively engaged Board of Directors. The Committee is to identify candidates through its own business and personal contacts and through recommendations by Board members, officers and employees. The Committee charter authorizes the Committee to engage professional search firms to identify Board candidates. No such firm was employed during 2006.

The Committee will consider shareholder recommendations for Board membership. Such recommendations must be made in writing and received at Delta's principal executive office not less than 120 calendar days before the date of Delta's proxy statement released to shareholders in connection with the previous year's annual meeting.

A current copy of the Committee's charter is available on our website at www.deltagas.com. All members of the Committee are independent, as independence for committee members is defined in the listing standards of the NASDAQ Global Market.

Executive Committee

Delta has a standing Executive Committee comprised of Messrs. Hall, Jennings, (Chairman), Melton and Walker. The Committee, which did not meet during fiscal 2006, is empowered to act for and on behalf of the Board of Directors, during the interval between the meetings of the Board of Directors, in the management and direction of the business of the Company.

Meeting and Board Compensation

During fiscal 2006, Delta's Board of Directors held four meetings. All Directors attended 75% or more of the aggregate number of meetings of the Board of '
members of the Board of Directors to attend Delta's annual meeting of Shareholders. All of Delta's Directors attended Delta's 2005 Annual Meeting of Shareholders.

Each Non-Officer Director (except for the Chairman) receives a monthly Directors' fee of $900, an additional retainer of $300 per month for service on the Corporate Governance and Compensation Committee and the Executive Committee, an additional retainer of $400 per month for service on the Audit Committee and an additional further retainer of $300 per month for service as the Chairman of each Board committee. Mr. Jennings, as Chairman of the Board of Directors, is not paid any Directors' fees. Bonus amounts paid to Directors were $4,300 to Mr. Crowe, $4,300 to Mr. Greer, $4,500 to Mr. Hall, $5,000 to Mr. Kistner, $4,900 to Mr. Melton, $4,400 to Mr. Walker and $4,500 to Mr. Whitley.


                                Officers of Delta
                                                        Date Began
                                                          In This
Name                   Position (1)             Age      Position (2)

John B. Brown          Vice President -         39        9/1/05
                       Controller


Johnny L. Caudill      Vice President -         57        3/1/95
                       Administration and
                       Customer Service

John F. Hall           Vice President -         63        3/1/95
                       Finance, Secretary
                       and Treasurer

Alan L. Heath          Vice President -         59        5/21/84
                       Operations and
                       Engineering

Glenn R. Jennings (3)  Chairman of the Board,   57        11/17/88
                       President and Chief
                       Executive Officer


(1) Each Officer is normally elected to serve a one year term. Each Officer's current term is scheduled to end on November 16, 2006, the date of the Board of Directors' meeting following the Annual Shareholders' Meeting, except Mr. Jennings has an employment contract in his present capacity through November 30, 2010 (see "Employment Agreement and Change in Control Agreements").

(2) All current Officers have functioned as Officers of Delta for at least five years.

(3)  Mr. Jennings was appointed Chairman of the Board on November 17, 2005.






                             Audit Committee Report

The Audit Committee is made up of Directors who are independent, as defined in the applicable NASDAQ Global Market listing standards. Consistent with the terms of its audit charter, the Committee meets periodically with Delta's independent auditors and its internal auditor (with and without management present) to discuss the auditors' findings and other financial and accounting matters.

The firm of Deloitte & Touche served as the Company's independent auditors for the fiscal years ended June 30, 2005 and June 30, 2006. Representatives of Deloitte & Touche will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

All of the services provided under Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees were approved by the Audit Committee. The Committee has reviewed and discussed with management the audited financial statements for 2006, and the Committee recommended to the Board of Directors that the financial statements for 2006 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Committee met with Deloitte & Touche and discussed Deloitte & Touche's independence, the results of its audit and other matters required to be discussed by applicable accounting standards (including SAS 61). The Committee has considered and evaluated the provision of non-audit services by Deloitte & Touche and has determined that the provision of such services was not incompatible with maintaining Deloitte & Touche's independence.

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended June 30, 2006 and June 30, 2005 by the independent auditors:

                                                      June 30,
                                              2006               2005

      Audit Fees  (1)                    $  266,000          $  175,000
      Audit-Related Fees  (2)                12,300              11,900
      Tax Fees (3)                            2,400               2,300
      All Other Fees (4)                      6,500               3,800

      Total Fees                         $  287,200          $  193,000

(1) Includes fees for auditing and reporting on the Company's annual financial statements for the fiscal years ended 2006 and 2005, prepared for submission to the SEC on Form 10-K and for reviews of the Company's interim financial information for each of the quarters in the years ending June 30, 2006 and 2005, prepared for submission to the SEC on Form 10-Q. The 2006 total also includes the issuance of auditor's consents and comfort letters in conjunction with Securities and Exchange Commission registration statements relating to the issuance of $40,000,000 of Insured Quarterly Notes and the Dividend Reinvestment Plan. Technical consultation in 2006 related to deferred tax accounting matters and responding to a Securities and Exchange Commission comment letter. Technical consultation in 2005 related to pension plan assumptions, deferred tax accounting matters and the implementation of unbilled accounting and new base rates.

(2) Includes fees for professional services rendered in fiscal 2006 and 2005 in connection with audits of employee benefit plans.

(3) Includes fees for professional services rendered in fiscal 2006 and 2005 in connection with tax return review and consultations.

(4)  Includes fees for training and accounting resources.

The appointment of auditors is a matter for determination by the Audit Committee for which no shareholder approval or ratification is necessary. The Committee has selected Deloitte & Touche to audit the consolidated financial statements of the Company for fiscal year 2007. During fiscal 2007, Deloitte & Touche will provide Delta certain legally permissible, non-audit services. Deloitte & Touche has provided the Audit Committee with written assurance of its independence (as required by Independence Standards Board Standard No. 1).

The Audit Committee Charter governs the provision of audit and non-audit services by the Company's independent auditor. The Committee will consider annually and, if appropriate, approve the provision of audit services (including audit review and attest services) by its independent auditor, and consider, and, if appropriate, pre-approve the provision of certain defined permitted non-audit services within a specified dollar limit. It will also consider on a case-by-case basis and, if appropriate, approve specific engagements that do not fit within the definition of pre-approved services or established fee limits. Any proposed engagement that does not fit within the definition of a pre-approved service or is not within the fee limits must be presented to the Committee for consideration (a) at its next regular meeting, (b) at a special meeting called to consider the proposed engagement, or (c) pursuant to a consent action of the Committee in time-sensitive cases. The Committee will regularly review summary reports detailing all services (and related fees and expense) being provided to the Company by the independent auditor.

                                       Michael J. Kistner, Committee Chairman
                                       Donald R. Crowe
                                       Billy Joe Hall
                                       Lanny D. Greer
                                       Michael R. Whitley

                 Corporate Governance and Compensation Committee
                        Report on Executive Compensation

The Corporate Governance and Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board with respect to Delta's executive compensation. See "Committees and Board Meetings". All decisions by the Committee relating to the compensation of Delta's executive officers, including the Chief Executive Officer, are reviewed and given final approval by the full Board of Directors. During 2006, no decisions of the Committee were modified in any material way or rejected by the full Board.

The goal of the Committee in establishing the compensation for the Company's executive officers is to provide fair and appropriate levels of compensation that will ensure the Company's ability to attract and retain a competent and energetic management team.

Salaries for Delta's officers, including all executive officers and the Chief Executive Officer, are determined in a manner similar to that for all employees. Delta's compensation system was established with the assistance of compensation consultants. Salary ranges are developed for all positions in the Company through the use of external comparisons with other companies and are periodically adjusted. The salary ranges have a minimum and maximum compensation level. Salary increases for executive officers are recommended by the Committee, considering factors which include the overall raises budgeted for the Company, individual performance of the executive officers and their position in their individual pay ranges. There is no specific, quantified relationship between corporate performance and individual compensation.

There is no formal bonus plan for executive officers or the Chief Executive Officer. Bonuses have been paid in the past from time to time, at the discretion of the Board of Directors, based on the Company's overall performance and the contributions and performances of the individual officers and other employees. There has been no specific, quantified relationship between corporate performance and individual bonuses.

A summary  of the  compensation  awarded  to John B.  Brown,  Vice  President  -
Controller, Johnny L. Caudill, Vice President - Administration and Customer Service, John F. Hall, Vice President - Finance, Secretary and Treasurer, Alan
L. Heath, Vice President - Operations and Engineering and Glenn R. Jennings, Chairman of the Board, President and Chief Executive Officer of the Company, is set forth in the "Summary Compensation Table". The components of Mr. Brown's, Mr. Caudill's, Mr. Hall's, Mr. Heath's and Mr. Jennings' 2006 salary packages are generally consistent with prior years.

                                    Lewis N. Melton,  Committee Chairman
                                    Michael J. Kistner
                                    Arthur E. Walker, Jr.
                                    Michael R. Whitley




Corporate   Governance  and  Compensation   Committee   Interlocks  and  Insider
Participation

All members of the Corporate Governance and Compensation Committee are non-employee directors and no member has any direct or indirect material interest in or a relationship with the Company other than stockholdings as discussed herein and as related to his or her position as Director. During 2006, none of the Company's executive officers served on any Board of Directors or Compensation Committee of any other company for which any of our Directors served as an Executive Officer.


Summary Compensation Table

The following table sets forth information for the last three fiscal years concerning the compensation of the Company's Chief Executive Officer and the other four (4) Executive Officers whose total annual salary and bonus exceeded $100,000.

                                       Annual
       Name and                    Compensation                All Other
Principal Position      Year     Salary       Bonus         Compensation (1)

Glenn R. Jennings       2006   $ 296,960     $100,000            $ 84,000
Chairman of the         2005     275,322      113,680              84,000
Board, President        2004     236,531         --                24,000
and Chief
Executive Officer

John B. Brown           2006     137,722       28,000                 --
Vice President -        2005     118,441       29,680                 --
Controller              2004     106,050         --                   --

Johnny L. Caudill       2006     147,798       28,000                 --
Vice President -        2005     142,002       32,848                 --
Administration and      2004     128,155         --                   --
Customer Service

John F. Hall            2006     151,931       28,000                 --
Vice President -        2005     145,963       33,520                 --
Finance, Secretary      2004     131,230          --                  --
and Treasurer

Alan L. Heath           2006     166,091       45,000                 --
Vice President -        2005     159,521       40,712                 --
Operations and          2004     142,358         --                   --
Engineering


(1) During each of the last three fiscal years, Delta forgave $24,000 of the principal amount of a loan made by Delta to Mr. Jennings (see "Certain Relationships and Related Transactions" for a discussion of this loan). Starting in fiscal year 2005, Delta contributed $60,000 into an irrevocable trust. This contribution will be made annually until Mr. Jennings' retirement (See "Estimated Annual Benefits Upon Retirement" for a discussion of this retirement benefit).


                 Comparison of Five Year Cumulative Total Return
               Among the Company, Dow Jones Utilities Average and
                     Natural Gas Distribution Industry Index


The following graph sets forth a comparison of five year cumulative total return among the common shares of Delta, the Dow Jones Utilities Average and the Stifel, Nicolaus & Company, Incorporated Natural Gas Distribution Industry Index ("Industry Index") for the fiscal years indicated. Information reflected on the graph assumes an investment of $100 on June 30, 2001 in each of the common shares of Delta, the Dow Jones Utilities Average and the Industry Index. Cumulative total return assumes reinvestment of dividends. The Industry Index consists of six natural gas distribution companies chosen by Stifel, Nicolaus & Company, Incorporated. Delta is one of the companies included in the Industry Index.










                              2001     2002     2003     2004     2005     2006

Delta                         100.0    117.3    134.0    148.3    162.1   160.7

Dow Jones Utilities Average   100.0     79.2     76.2     87.5    126.2   139.8

Industry Index                100.0    101.1    109.2     87.5    126.2   139.7

Estimated Annual Benefits Upon Retirement


Delta has a trusteed, non-contributory, defined benefit retirement plan. The following table illustrates the approximate pension benefits payable under the terms of the plan to employees retiring in 2006 at the normal retirement age of 65 assuming five years' average annual compensation and years of service as indicated:


Average Annual               Estimated Annual Benefits For
Compensation                    Years of Service Indicated
(Five Year
Average)             15          20           25          30           35

$100,000          $ 30,000    $ 40,000    $  51,000   $  61,000    $  71,000
  125,000           39,000      52,000       65,000      78,000       91,000
  150,000           47,000      63,000       79,000      94,000      110,000
  175,000           55,000      74,000       92,000     111,000      130,000
  200,000           63,000      85,000      106,000     128,000      149,000
  225,000           72,000      96,000      120,000     145,000      169,000
  250,000           72,000      96,000      120,000     145,000      169,000
  275,000           72,000      96,000      120,000     145,000      169,000
  300,000           72,000      96,000      120,000     145,000      169,000

The plan is available to all employees as they become eligible. The basic retirement benefit is payable for 120 months certain and life thereafter, based upon a formula of 1.6% of the highest five years average monthly salary for each year of service on or after November 1, 2002 plus the frozen accrued benefit as of October 31, 2002. The frozen accrued benefit is based upon a formula of 1.8% of the highest five years average monthly salary for each year of service plus ..55% of the highest five years average monthly salary in excess of covered compensation for each year of service, not to exceed 35 years. The average monthly salary and years of service used in calculating the frozen accrued benefit is determined as of October 31, 2002. The compensation used to determine the average monthly salary under the plan includes only base salary of employees (see "Salary" in the "Summary Compensation Table") and is limited to a maximum of $220,000. An employee may also elect from various joint survivor, lump sum and annuitant provisions that would change the above amounts. Social Security benefits would be in addition to the amounts received under Delta's pension plan.

Upon termination of employment, single sum distributions are available up to $1,000. In the event of death, disability, normal retirement age or early retirement age, single sums are available regardless of the amount for benefits accrued prior to December 1, 2002. The $1,000 restriction applies to all accruals after December 1, 2002.

Mr. Brown, Mr. Caudill, Mr. Hall, Mr. Heath and Mr. Jennings have eleven years, thirty-four years, twenty-seven years, twenty-two years, and twenty-seven years, respectively, of credited service in the plan.

On February 24, 2005, Delta's Board of Directors adopted a nonqualified defined contribution supplemental retirement agreement for Mr. Jennings. Delta will contribute $60,000 annually into an irrevocable trust until Mr. Jennings' retirement. At retirement, the trustee will make annual payments of $100,000 to Mr. Jennings until the trust is depleted.


                            Employment Agreement and
                          Change in Control Agreements

Delta has an agreement with Mr. Jennings that provides for Mr. Jennings' employment in his present capacity through November 30, 2010, and such agreement automatically extends one additional year on each November 30, unless either Delta or Mr. Jennings delivers to the other notice that such automatic extension shall not occur. This agreement provides for the termination of Mr. Jennings' employment in the event of his death or disability or for cause. In addition, Mr. Jennings may terminate his employment following a change in control if he determines in good faith that, due to the change in control, either his continued employment is not in Delta's best interests or he is unable to carry out his duties effectively. A change in control is defined generally to include:
(i) the acquisition of 20% of Delta's voting stock by any entity, group or person; (ii) a change in the majority of Delta's Board of Directors; or (iii) certain organic changes involving Delta (e.g., reorganizations, mergers, share exchanges, consolidations, liquidations, sale of substantially all of Delta's assets, or similar transactions) that result in significant shifts in the ownership or control of Delta.

If Delta terminates Mr. Jennings' employment in violation of the agreement, Delta is required to continue to pay Mr. Jennings as severance pay his salary for the number of years remaining under the agreement, but in no event less than three years. If Mr. Jennings terminates his employment in good faith following a change in control, as described in the preceding paragraph, he is entitled to payment of the same total amount of severance pay described in the immediately preceding sentence, but in a lump sum payment, payable upon his termination. Mr. Jennings' current yearly salary is $313,000.

If Delta terminates Mr. Jennings in violation of the agreement, or if Mr. Jennings terminates his employment in good faith following a change in control, then, in addition to his severance pay, Mr. Jennings, for the years remaining under the agreement, but in no event less than three years, will continue to participate in all employee benefits and programs for which he otherwise would have been eligible and may at his option elect to receive title to the automobile then being provided to him by Delta, and Delta will forgive any remaining balance on the loan made to him (see "Certain Relationships and Related Transactions" for a description of this loan) and will pay Mr. Jennings an amount equal to any state or federal excise taxes he is required to pay as a result of payments made to him under the agreement.

Delta also has agreed to indemnify Mr. Jennings for actions taken by him in good faith while performing services for Delta and has agreed to provide liability insurance for lawsuits and to pay legal expenses arising from any such proceedings.

On March 1, 2000, Delta entered into agreements with Mr. Brown, Mr. Caudill, Mr. Hall and Mr. Heath. The terms of the agreements become operative with a change in control while Mr. Brown, Mr. Caudill, Mr. Hall and Mr. Heath are corporate officers of Delta. For the purpose of the agreements, a change in control is defined generally to include: (i) the acquisition of 20% of Delta's voting stock by any entity, group or person; (ii) a change in the majority of Delta's Board of Directors; or (iii) certain organic changes involving Delta (e.g., reorganizations, mergers, share exchanges, consolidations, liquidations, sale of substantially all of Delta's assets, or similar transactions) that result in significant shifts in the ownership or control of Delta.

The agreements provide that Mr. Brown, Mr. Caudill, Mr. Hall and Mr. Heath may continue in the employment of Delta in their customary positions for a period of three years immediately following a change in control. During this time they would receive compensation consisting of (i) a base salary that would be not less than the annual rate in effect on the day before the change in control, with such increase as may thereafter be awarded in accordance with Delta's regular compensation practices; and (ii) incentive and bonus awards not less than the annualized amount of any such awards paid to them for the twelve months ending on the date of a change in control. In addition, their agreements provide for the continuance, at not less than the levels immediately before the change in control, of their employee benefit plans and practices.

Under the agreements, if Mr. Brown, Mr. Caudill, Mr. Hall and Mr. Heath are terminated by Delta without cause during the three year period immediately following a change in control, their compensation and benefits and service credits under the employee benefit plans will be continued for the remainder of the period, but in no event for less than two years following termination of employment. The current yearly salaries of Mr. Brown, Mr. Caudill, Mr. Hall and Mr. Heath are $143,000, $150,000, $154,000 and $169,000, respectively. If so terminated without cause, Mr. Brown, Mr. Caudill, Mr. Hall and Mr. Heath may elect to receive their total base salary due as a lump sum payment and, in lieu of Delta's normal obligation to furnish them an automobile, may elect to receive title to the automobile then currently being furnished to them. Delta also agrees to pay Mr. Brown, Mr. Caudill, Mr. Hall and Mr. Heath an amount equal to any state or federal excise taxes they are required to pay as a result of payments made to them under the agreement. If Mr. Brown, Mr. Caudill, Mr. Hall and Mr. Heath determine that in good faith they cannot continue to fulfill their responsibilities as a result of a change in control, then that is to be considered termination without cause.

Delta has agreed to indemnify Mr. Brown, Mr. Caudill, Mr. Hall and Mr. Heath for actions taken by them in good faith while performing services for Delta and has agreed to provide liability insurance for lawsuits and to pay legal expenses arising from any such proceedings.


                          Security Ownership Of Certain
                      Beneficial Owners and Management (1)

                                    Amount and Nature
                                         Of Beneficial              Percent Of
Name Of Owner                          Ownership(2)(3)                 Stock

John B. Brown (4)                             945                       *

Johnny L. Caudill (4)                       4,326                       *

Donald R. Crowe (5) (6)                    18,700                       *
                                   (11,100 shares jointly owned)

Lanny D. Greer (5)                          2,400                       *

Billy Joe Hall (5)                          6,808                       *

John F. Hall (4)                            1,207                       *

Alan L. Heath (4)                           4,563                       *

Glenn R. Jennings (4) (5)                   9,614                       *

Michael J. Kistner (5)                        100                       *

Lewis N. Melton (5)                        13,173                       *

Arthur E. Walker, Jr. (5)(7)               15,410                       *

Michael R. Whitley  (5) (8)                16,000                       *

All Directors and Officers                 93,246                     2.9%
as a Group (12 persons)           (11,100 shares jointly owned)

* Less than 1%.


(1)  The only class of stock issued and outstanding is Common Stock.

(2) The persons listed, unless otherwise indicated in this column, are the sole beneficial owners of the reported securities and accordingly exercise both sole voting and sole investment power over the securities.

(3) The figures, which are as of August 1, 2006, are based on information supplied to Delta by its Officers and Directors.

(4)  Officer.

(5)  Director.

(6) The listed shares include 6,000 shares held by Mr. Crowe's wife, 3,600 shares held jointly with his wife and 600 shares held by his grandchildren.

(7) The listed shares include 1,170 shares registered in the name of Mr. Walker's wife.

(8) The listed shares include 1,000 shares registered in the name of Mr. Whitley's wife.


                 Certain Relationships and Related Transactions

Delta has an agreement with Glenn R. Jennings, Chairman of the Board, President and Chief Executive Officer and a Director of Delta, under the terms of which Mr. Jennings received a secured loan of $160,000. The agreement provides that interest is to be paid by Mr. Jennings at the annual rate of 6%, payable monthly, with Delta forgiving $2,000 of the principal amount for each month of service Mr. Jennings completes. The outstanding balance on this loan was $58,000 as of August 31, 2006. The maximum amount outstanding during fiscal 2006 was $86,000.

                     Shareholders' Communications with Board

The Board of Directors provides a process for shareholders to send communications to the Board of Directors or any member of the Board. The Board policy encourages a shareholder to communicate in any manner convenient to the shareholder. As one such method of communication, the Board adopted a policy whereby any shareholder may communicate with the Board or any member of the Board by a written communication sent to Delta's principal corporate offices. Delta's Corporate Secretary is required to forward such written communication to the Chairman of Delta's Board of Directors or to the particular Director, as indicated by the shareholder.


                      Submission of Shareholders' Proposals

The Bylaws of Delta do not contain any requirement for shareholders to provide advance notice of proposals or nominations they intend to present at the annual meeting of shareholders.

Any proposal by a shareholder to be submitted for possible inclusion in Delta's proxy soliciting materials for its 2007 annual meeting of shareholders must be received by Delta no later than June 11, 2007.


                                   Proposal 2

                 Amendment to Delta's Articles of Incorporation
           Increasing the Number of Authorized Shares of Common Stock

General

Delta's Articles of Incorporation currently authorize 6,000,000 shares of $1 par value common stock.

On August 25, 2006, the Board of Directors unanimously approved, subject to stockholder approval, an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock to 20,000,000 shares (the "Amendment"). The resolution adopted by Delta's Board of Directors is attached to this Proxy Statement as Appendix A.

Authorized but unissued shares of common stock are available for issuance from time to time for such purposes and for such consideration as the Board of Directors of Delta may determine to be appropriate, without further action by the shareholders, except in those instances where required by applicable law or listing rules of any exchange in which Delta's securities are traded. The holders of the Company's common stock do not have pre-emptive rights.

Purpose of the Amendment

The purpose of the proposed increase in the number of authorized shares of common stock is to enhance the flexibility of Delta to deal with its business needs as they might arise in the future.

Over its history, Delta has resorted to the capital markets for financing its activities and expansion, at times selling its common stock to meet its capital needs. For example, Delta sold 600,000 shares of its $1 par value common stock in a public offering in 2003 and 350,000 shares of its common stock in a 1996 public offering. Increasing the number of authorized shares will provide Delta with a basis to meet its future financing needs through the issuance of its common stock.

The additional authorized shares will also provide Delta with flexibility to issue common shares as stock splits or stock dividends, should the need arise. In addition, should the need arise, the additional authorized shares could be used in acquisitions or as a form of employee compensation.

There are no present plans, agreements, arrangements or understandings with respect to the issuance of any of the shares of common stock authorized by the amendment. The Board of Directors believes that it is in Delta's best interest to increase the number of authorized shares of common stock at this time in order to permit Delta to respond to future business conditions, which may include but are not limited to the types of transactions described above.

DELTA'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO AMEND DELTA'S ARTICLES OF INCORPORATION.

                                     Voting

General

As of the close of business on October 2, 2006, the record date fixed for determination of voting rights, Delta had outstanding 3,261,032 shares of Common Stock, each share having one vote.

Once a share is represented for any purpose at the meeting, it will be deemed present for quorum purposes for the remainder of the meeting and any adjournment of the meeting (unless a new record date is set).

Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., "broker non-vote"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance. An abstention is not the equivalent of a "no" vote on a proposition.

Proposal 1 - Election of Directors

Delta directors are elected by a plurality of votes cast at a meeting at which a quorum is present. Under plurality voting, the nominees with the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election.

Proposal 2 - Amendment to Delta's Articles of Incorporation Increasing the Number of Authorized Shares of Common Stock

A majority of the common shares constitutes a quorum for shareholder voting on this matter. If a quorum exists, the proposal to amend the articles will be approved if the votes cast favoring the action exceed the votes cast opposing the action.

Discretionary Voting Authority

Management is not aware of any other matters to be presented at the meeting of Shareholders to be held on November 16, 2006. However, if any other matters come before the meeting, it is intended that the Holders of proxies solicited hereby will vote such shares in their discretion.

Rule 14a-4 of the SEC's proxy rules allows Management to use discretionary authority to vote on a matter coming before an annual meeting of shareholders and not included in Management's proxy statement. This discretionary voting authority is limited to matters about which management does not have notice at least 45 days before the date on which management's prior year's proxy materials were first mailed to shareholders in connection with the prior year's annual meeting. In addition Management may also use discretionary voting authority if it received timely notice of such matters (as described in the preceding sentence) and if, in the proxy statement, it describes the nature of such matter and how Management intends to exercise its discretion to vote on the matter.

Accordingly, for Delta's 2007 Annual Meeting of Shareholders, any such notice must be submitted to the Corporate Secretary of Delta on or before August 25, 2007.

This requirement is separate from the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in Delta's Proxy Statement, as described above in the section entitled "Submission of Shareholders' Proposals".


                              Financial Statements

Delta's 2006 Annual Report to Shareholders containing financial statements will precede or accompany the mailing of this proxy to Common Shareholders.


             Section 16(a) Beneficial Ownership Reporting Compliance

In accordance with Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations, persons who own greater than 10 percent of the Company's equity securities, the Company's directors and officers are required to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission and to furnish the Company with copies of all such reports they file.

Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that during fiscal 2006 all filing requirements applicable to their respective directors and officers, and 10 percent shareholders, were satisfied.


                                  Other Matters

Under Kentucky law, there are no appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Shareholders' meeting.

Any stockholder may obtain without charge a copy of Delta's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission for the year ended June 30, 2006, by submitting a request in writing to: John F. Hall, Vice President - Finance, Secretary and Treasurer, Delta Natural Gas Company, Inc., 3617 Lexington Road, Winchester, KY 40391.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/John F. Hall

John F. Hall

Vice President - Finance,
Secretary and Treasurer

October 9, 2006

FORM OF PROXY


                         DELTA NATURAL GAS COMPANY, INC.
                             Holders of Common Stock
                              Appointment of Proxy

                     For the Annual Meeting of Shareholders
                   To Be Held November 16, 2006 at 10:00 a.m.
                    at the Principal Office of the Company at
                    3617 Lexington Road, Winchester, Kentucky


The undersigned hereby appoints Glenn R. Jennings and John F. Hall, and either of them with power of substitution, as proxies to vote the shares of Common Stock of the undersigned in Delta Natural Gas Company, Inc. at the Annual Meeting of its Shareholders to be held November 16, 2006 and at any adjournments thereof, upon all matters that may properly come before the meeting, including the matters identified (and in the manner indicated) on the reverse side of this proxy and described in the proxy statement furnished herewith.


This proxy is solicited on behalf of the Board of Directors, which recommends votes FOR all items. It will be voted as specified. If not specified, the shares represented by this proxy will be voted FOR all items.

Please sign and date this proxy on the reverse side, and return it promptly in the enclosed envelope.

Indicate your vote by an (X) in the appropriate boxes:

ITEM:

1.   Election of Directors
     Nominees for three year term expiring 2009:

                                                          Michael J. Kistner
                                                          Michael R. Whitley


     ______                  ________                  ________
     FOR ALL NOMINEES        WITHHELD ALL NOMINEES     FOR ALL NOMINEES EXCEPT
                                                       THOSE LISTED BELOW


                                                       _______________________

                                                       _______________________


2. Amending the Articles of Incorporation to increase Delta's authorized common stock to 20,000,000 shares.


                       ______                    ________
                       FOR                       WITHHELD



                                                     _________________________

                                                           NUMBER OF SHARES




                                        SIGN EXACTLY AS NAME(S) APPEARS HEREON:

                                        X______________________________________

                                        X______________________________________


If joint account, each joint owner must sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

                         Date ____________________________, 2006

                                                                     APPENDIX A



                                  RESOLUTION OF
                         DELTA NATURAL GAS COMPANY, INC.

                      APPROVED BY THE BOARD OF DIRECTORS ON
                                 AUGUST 25, 2006


RESOLVED, that the Board of Directors of Delta Natural Gas Company, Inc. hereby approves and recommends to shareholders an amendment to Delta's Articles of Incorporation increasing the number of shares of common stock which Delta has authority to issue from 6,000,000 shares to 20,000,000 shares and directs that such amendment be submitted to the shareholders of Delta for their approval at the Annual Meeting of Shareholders to be held on November 16, 2006.

                                                                     Appendix B

                         DELTA NATURAL GAS COMPANY, INC.
                             AUDIT COMMITTEE CHARTER

                       Approved by the Board of Directors
                                 August 25, 2006

ORGANIZATION

A. The Audit Committee is composed of not less than three members of the Board of Directors and shall meet the qualification requirements set forth in 1.B.

B. The Audit Committee shall be comprised solely of independent Directors. To be independent, a Director shall not be an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The following persons shall not be considered independent:

     1. A Director who, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee of the Company, accepts directly or indirectly, any consulting, advisory, or other compensatory fee from the Company or any subsidiary of the Company. Unless the rules of any national securities exchange or national securities association on which the Company's shares are traded provide otherwise, "compensatory fees" as used in the immediately preceding sentence, do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for a prior service with the Company (provided that such compensation is not contingent in any way on continued service).

     2. An affiliated person of the Company or any of its subsidiaries, as the term "affiliated person" is defined under the Securities Exchange Act of 1934 or Rules enacted thereunder.

     3. A Director who is, or at any time during the past three years was, employed by the Company or any parent or subsidiary of the Company.

     4. A Director who accepted or who has a Family Member who accepted any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current or any of the past three fiscal years, other than the following:

          a.   Compensation for Board or Board committee service;

          b.   Payments   arising  solely  from  investments  in  the  Company's
               securities;

          c. Compensation paid to a Family Member who is a non-executive employee of the Company or a parent or subsidiary of the Company;

          d.   Benefits   under   a    tax-qualified    retirement    plan,   or
               non-discretionary compensation; or

          e. Loans permitted under Section 13(k) of the Securities Exchange Act of 1934.

     5. A Director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer.

     6. A Director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

          a.   Payments   arising  solely  from  investments  in  the  Company's
               securities; or

          b. Payments under non-discretionary charitable contribution matching programs.

     7. A Director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during any of the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

     8. A Director who is, or has a Family Member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

     9. A Director who is not "independent" as defined by NASDAQ's listing requirements or the listing requirements of any exchange on which the Company's stock trades.

C. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

D. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. Additionally, at least one member of the Audit Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     One may acquire such preceding attributes through (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions, (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or (iv) other relevant experience.

E. The members of the Audit Committee, and a Chairman of the Committee, shall be approved by the Board of Directors and shall serve until their successors shall be duly elected and qualified. If a Chairman of the Audit Committee is not selected by the Board, the members of the Audit Committee shall designate a Chairman. The Chairman of the Audit Committee may convene a meeting of the Audit Committee at his/her option and discretion, in addition to regularly scheduled meetings.

F. The Audit Committee is authorized to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

G. The Company will provide appropriate funding, as determined by the Audit Committee, for payment of:

     1. Compensation to the accounting firm employed by the Company for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company; and

     2. Compensation to any independent counsel or other advisers employed by the Audit Committee; and

     3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

II.  PURPOSE:

     The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by (i) reviewing financial information which will be provided to shareholders and others, (ii) reviewing the internal control systems which management and the Board have established, (iii) reviewing the performance of the internal auditors and the independent public accountants,
(iv) appointing, overseeing, determining levels of compensation and, where appropriate, replacing the independent public accountants, and (v) generally overseeing the accounting, financial and reporting processes of the Company and the audits of the financial statements of the Company. The independent public accountants shall be accountable to the Company's Board of Directors and the Audit Committee as representatives of the Company's shareholders.

III. RESPONSIBILITIES AND DUTIES:

     The Audit Committee shall:

A.   General

     1. Be directly responsible for the appointment, compensation, and oversight of the work of the public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and such accounting firm shall report directly to the Audit Committee.

     2.   Meet with the independent public accountants and the internal auditor:

          a.   At least annually; and

          b.   At such other times as is appropriate.

     3. Have the power to conduct or authorize investigations into any matters within the scope of its responsibilities.

     4. Review its charter periodically and recommend to the Board of Directors appropriate changes to its charter.

B.   Relationship to the Independent Public Accountants

     1. Before the annual audit, meet with the independent public accountants, review the scope and nature of the audit engagement, and recommend changes wherever considered necessary.

     2. After completion of the audit, discuss with the independent public accountants:

          a. The results of the annual audit, including significant audit adjustments; and

          b.   Their view of the status of the Company's internal controls; and

          c. The impact on the financial statements of new pronouncements and prospective changes in accounting and auditing standards; and

          d.   Any changes in planned  scope and any  difficulties  encountered;
               and

          e.   The resolution of disagreements (if any) with management.

     3. Periodically consult with the independent public accountants out of the presence of management about internal controls, the quality of the Company's financial reporting, and the adequacy/capability of the financial staff given the business and changes in operations.

C.   Relationship to the Internal Auditor

     1. Communicate with the Company's internal auditor, review the internal audit scope, assess the internal audit work performed and recommend changes when necessary; and

     2. Review the internal audit work plan and scope for adequacy as it relates to the work of the independent public accountants; and

     3. Review any changes required in planned scope and any difficulties encountered; and

     4. Periodically consult with the internal auditor out of the presence of management.

D.   Policies

     1. Not engage the auditors at any point during the audit and professional engagement period to provide any of the following non-audit services:

          a. Bookkeeping or other services related to the accounting records or financial statements of the Company. Any services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company's financial statements, including

               (i)  Maintaining or preparing the Company's  accounting  records;
                    or

               (ii) Preparing the Company's financial  statements that are filed with the Securities and Exchange Commission (the "Commission") or that form the basis of financial statements filed with the Commission; or

               (iii) Preparing  or  originating   source  data   underlying  the
                    Company's financial statements.

          b. Financial information systems design and implementation. Any services unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company's financial statements, including:

               (i)  Directly  or  indirectly   operating,   or  supervising  the
                    operation of, the Company's information system or managing the Company's local area network; or

               (ii) Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial information systems taken as a whole.

          c. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports. Any appraisal services, valuation services, or any services involving a fairness opinion or contribution-in-kind report for the Company, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company's financial statements.

          d. Actuarial services. Any actuarially-oriented advisory services involving the determination of amounts recorded in the financial statements and related accounts for the Company other than assisting a client in understanding the methods, models, assumptions, and inputs used in computing an amount, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company's financial statements.

          e. Internal audit outsourcing services. Any internal audit services that have been outsourced by the Company that relates to the Company's internal accounting controls, financial systems, or financial statements for the Company unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company's financial statements.

          f. Management functions. Acting, temporarily or permanently, as a director, officer, or employee of the Company, or performing any decision-making, supervisory, or ongoing monitoring function for the Company.

          g.   Human resources functions, including:

               (i) Searching for or seeking out prospective candidates for managerial, executive, or director positions; or

               (ii) Engaging in psychological  testing,  or other formal testing or evaluation programs; or

               (iii) Undertaking reference checks of prospective  candidates for an executive or director position; or

               (iv) Acting as a  negotiator  on the  Company's  behalf,  such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

               (v) Recommending, or advising the Company to hire, a specific candidate for a specific job (except that an accounting firm may, upon request by the Company, interview candidates and advise the Company on the candidate's competence for financial accounting, administrative, or control positions).

          h. Broker-dealer, investment adviser, or investment banking services. Acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of the Company, making investment decisions on behalf of the Company or otherwise having discretionary authority over the Company's investments, executing a transaction to buy or sell the Company's investment, or having custody of assets of the Company, such as taking temporary possession of securities purchased by the Company.

          i. Legal services. Providing any service to the Company that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

          j. Expert services unrelated to the audit. Providing an expert opinion or other expert services for the Company, or the Company's legal representative, for the purpose of advocating the Company's interests in litigation or in a regulatory or administrative proceeding or investigation, except that in any litigation or regulatory or administrative proceeding or investigation, the Company's auditors may provide factual accounts, including testimony, of work performed or explain the positions taken or conclusions reached during the performance of any services provided by the auditors for the Company.

          k. Any other services subsequently declared impermissible through the action of any proper governmental authority.

     2. Preapprove all auditing services (which may entail providing comfort letters in connection with securities underwritings).

     3. Preapprove all permissible non-audit services (including tax services), provided, however, that the auditor for the Company may not, contemporaneously with the audit, provide the Company with any of the non-audit services listed in subparagraphs D.1.a. through D.1.k., above.

     4. Report to the Board of Directors for disclosure in the Company's periodic reports under the Securities Exchange Act of 1934 any approval of non-audit services to be performed by the Company's auditors.

     5. Oversee the independence of the outside auditor. The Audit Committee shall, as a part of that responsibility:

          a. Review, annually, the independence of the independent public accountants; and

          b. Ensure the receipt of a formal written statement from the independent public accountants delineating relationships between the independent public accountants and the Company, consistent with Independence Standards Board Standard No. 1; and

          c. Engage in a dialogue with the independent public accountants with respect to any disclosed relationships or services that may impact the objectivity of the independent public accountants.

     6. Review matters within the scope of its duties, such as determining compliance with internal accounting controls and with regulations of governmental bodies; and review recommendations made by the Board of Directors, management, the independent public accountants, or the internal auditors to improve internal accounting controls, to enhance current management practices, or to adopt or change accounting principles.

     7. Review with management and the independent public accountants legal and regulatory matters that may have a material impact on the financial statements and related compliance policies.

E.   Communication and Reporting

     1.   Provide for a line of communication between the Board of Directors and
          both  internal   auditing   personnel  and  the   independent   public
          accountants.

     2. Report its findings to the Board of Directors after each Audit Committee meeting.

F.   Procedures for Complaints About Accounting or Internal Controls

     1. Employees and others are encouraged to bring to the attention of the Chairman of the Audit Committee any concerns regarding accounting, internal audit controls, or auditing matters.

     2. Any such complaints should be submitted directly in writing to the Chairman of the Audit Committee in a sealed envelope. Complaints may be submitted to Delta's Manager-Internal Control, Matthew Wesolosky, by phone 859-744-6171 Ext. 149, email mwesolosky@deltagas.com, or anonymously in writing. All complaints submitted to Delta directly or reported to the Manager - Internal Control will be communicated directly to the Chairman of the Audit Committee.

          a. Complaints may be submitted anonymously, if desired, by mail or the Company's internal distribution system.

          b. No attempt to identify the author of anonymous complaints shall be made by the Audit Committee or any other employee of the Company.

          c. No attempt will be made to retaliate against an employee submitting a complaint, whether it is anonymous or not.

          d. Upon receipt of a complaint, the Chairman of the Audit Committee shall designate a member or members of the Committee to investigate the Complaint and to prepare a written report of that investigation to be presented at the next meeting of the Audit Committee.

          e. The designated investigators shall be authorized to meet with any employee of the Company as necessary to determine the legitimacy of the complaint, to request and review any relevant documents produced by or in the possession of the Company, to request statements, sworn or unsworn, from any employee with information relevant to the complaint, and to retain legal counsel and/or other experts to assist them in the investigation.

          f. The Audit Committee shall take action as deemed appropriate by the Committee to include, if appropriate, a report to the Board of Directors of the Company concerning the Committee's findings with regard to the subject of the complaint.

          g. All complaints, reports of investigations, and reports to the Board of Directors shall be kept in a permanent file by the Audit Committee.